UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2015

VALUESETTERS INC.

(Exact name of registrant as specified in its charter)

New York	000-04465	13-2511270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

159 Meadow Street

Naugatuck, CT 06770

 (Address of principal executive offices)

(203) 525-0450

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Investors and others should note that we use social media to communicate with our subscribers and the public about our company, our services, new product developments and other matters. Any information that we consider to be material to an evaluation of our company will be included in filings on the SEC EDGAR website, and may also be disseminated using our investor relations website (http://www.valuesetters.com) and press releases. However, we encourage investors, the media, and others interested in our company to also review the social media channels listed below, where we will post important information about our company:

The Valuesetters Facebook page https://www.facebook.com/Valuesetters

The Valuesetters Linkedin page https://www.linkedin.com/in/valuesetters

The Valuesetters Twitter account https://twitter.com/valuesettersinc

This list may be updated from time to time on our investor relations website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIP CORP.

Date: November 24, 2015	By:	/s/ Manuel Teixeira
Name: Manuel Teixeira
Title: Chief Executive Officer